-------------------------------------------------------------------------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

-------------------------------------------------------------------------------








                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)

                                  JUNE 30, 1999

-------------------------------------------------------------------------------
     W.P. STEWART & CO. GROWTH FUND, INC.
     SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

MANAGEMENT COMMENTS

REVIEW OF THE SIX MONTHS ENDED JUNE 30, 1999

Total investment return for the six months ended June 30, 1999 was 3.91%. The Fund's net asset value per share increased from $213.59 on December 31, 1998 to $221.94 on June 30, 1999.

After a strong first quarter, we witnessed an abrupt second quarter shift in investor sentiment. There was a sharp increase in interest rates as well as a belief that the US economy was building up a new head of steam. Inflation concerns in the US increased, Europe looked a little stronger, and emerging markets appeared to have bottomed. These factors caused some investors to shift their resources from high quality, mid and large cap stocks into bonds, or cyclically sensitive shares, overseas equities, or smaller capitalization stocks, despite the higher risks inherent in such choices.

In fact, inflation remained benign, but the fears persisted, and we now have long term interest rates close to the 6% level. The P/E multiples of your high quality growth stocks contracted simultaneously, as they always do in a period of rising interest rates - these stocks are liquid, and gains in them had been strong for four consecutive years. Fortunately, this can be overcome by the underlying earnings growth in your portfolio, and most of our companies have come through their second quarter earnings season with fine results.

Long-term View

We feel that we may have seen the top for interest rates, and that evidence is mounting for slowing economic growth. Inflation has stayed very subdued, and justifies our belief that rates will start to back off. We expect that there may only be one more tightening from the Fed, if that. Growth shares will regain favor as the economy slows down - we typically outperform most strongly when there is economic uncertainty and slowdown.

It is positive for the future performance of your Fund that your stocks are now selling at a multiple of 2000 earnings that is at a discount to the S&P Industrials.

We continue to seek out the highest quality, most attractively priced, predictable growth companies for your Fund, and remain confident in our approach to building your long term wealth. We look forward to reporting to you again in January.

New York, NY
July 16, 1999
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.1%

BANKS--5.2%

     Northern Trust Corporation............................................     35,512               $      3,444,664
                                                                                                     ----------------

DATA PROCESSING SERVICES--9.9%

     Automatic Data Processing, Inc........................................    148,928                      6,552,832
                                                                                                     ----------------

DRUGS & HEALTH CARE--24.8%

     IMS Health, Inc.......................................................     80,212                      2,506,625
     Johnson & Johnson.....................................................     31,020                      3,039,960
     Lilly (Eli) & Company.................................................     41,032                      2,938,917
     Merck & Company, Inc..................................................     27,774                      2,055,276
     Pfizer, Inc...........................................................     27,708                      3,040,953
     Stryker Corporation...................................................     46,300                      2,783,787
                                                                                                     ----------------
                                                                                                           16,365,518
                                                                                                     ----------------
ELECTRICAL EQUIPMENT--6.3%

     General Electric Company..............................................     36,744                      4,152,072
                                                                                                     ----------------

ELECTRONICS--3.9%

     Intel Corporation.....................................................     42,998                      2,558,381
                                                                                                     ----------------

ENVIRONMENTAL SERVICES--2.0%

     Rentokil Initial PLC, ADR *...........................................     33,280                      1,300,985
                                                                                                     ----------------

FINANCE  & BANKING--5.1%

     State Street Corporation..............................................     39,893                      3,405,865
                                                                                                     ----------------

FOOD & BEVERAGE--4.0%

     Coca Cola Company.....................................................     15,368                        960,500
     Wrigley WM. Jr Company................................................     18,922                      1,702,980
                                                                                                     ----------------
                                                                                                            2,663,480
                                                                                                     ----------------
HOUSEHOLD PRODUCTS--3.6%

     Gillette Company......................................................     39,888                      1,635,408
     Procter & Gamble Company..............................................      8,173                        729,440
                                                                                                     ----------------
                                                                                                            2,364,848
                                                                                                     ----------------
RESTAURANTS--5.2%

     McDonald's Corporation................................................     83,046                      3,430,838
                                                                                                     ----------------


* ADR- American Depository Receipts

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)

RETAIL--23.4%

     Albertsons, Inc. ..................................................        32,730               $      1,687,641
     Autozone, Inc. (a).................................................       104,424                      3,145,773
     CVS Corporation....................................................        58,369                      2,962,227
     Dollar General Corporation.........................................       191,313                      5,548,077
     Gap, Inc...........................................................        15,000                        755,625
     Home Depot, Inc. ..................................................        21,500                      1,385,406
                                                                                                     ----------------
                                                                                                           15,484,749
                                                                                                     ----------------
SOFTWARE--4.7%

     Microsoft Corporation (a)..........................................        34,558                      3,116,700
                                                                                                     ----------------

TOTAL COMMON STOCKS--(Cost $50,769,747) .................................                                  64,840,932
                                                                                                     ----------------

SHORT TERM INVESTMENTS--2.0%                                                  PRINCIPAL
REPURCHASE AGREEMENT--2.0%                                                      AMOUNT
                                                                              ----------
     Agreement with State Street Bank and Trust Company, 3.250% dated
     06/30/1999, to be repurchased at $1,321,119 07/01/1999, collateralized by $1,110,000 U.S. Treasury Note,8.125% maturing 5/15/2021
     (value $1,347,610)....................................................    1,321,000                    1,321,000
                                                                                                     ----------------

TOTAL SHORT TERM INVESTMENTS--(Cost $1,321,000) ............................                                1,321,000
                                                                                                     ----------------

TOTAL INVESTMENTS--(Cost $52,090,747)--100.1%                                                              66,161,932
OTHER ASSETS LESS LIABILITIES--(0.1)%                                                                         (88,184)
                                                                                                     ----------------
NET ASSETS--100.0%                                                                                    $    66,073,748
                                                                                                     ----------------
                                                                                                     ----------------


(a)      No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------

ASSETS:

Investments in securities, at market value (cost $ 50,769,747)........................               $     64,840,932
Repurchase agreements, at market value (cost $ 1,321,000).............................                      1,321,000
Cash .................................................................................                             78
Receivable for Fund shares sold.......................................................                        102,690
Dividends and interest receivable.....................................................                         35,939
Other assets..........................................................................                         54,358
                                                                                                     ----------------
     Total Assets.....................................................................                     66,354,997
                                                                                                     ----------------

LIABILITIES:

Payable for Fund shares repurchased...................................................                         22,194
Advisory fee payable..................................................................                        235,343
Other accrued expenses................................................................                         23,712
                                                                                                     ----------------
     Total Liabilities................................................................                        281,249
                                                                                                     ----------------
NET ASSETS............................................................................               $     66,073,748
                                                                                                     ----------------
                                                                                                     ----------------

NET ASSETS CONSIST OF:

Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 297,712 shares issued and outstanding)...............................               $            298
Capital paid in excess of par.........................................................                     47,371,881
Undistributed net investment loss.....................................................                       (338,955)
Accumulated realized gain on investments - net........................................                      4,969,339
Unrealized appreciation on investments - net..........................................                     14,071,185
                                                                                                     ----------------
NET ASSETS............................................................................               $     66,073,748
                                                                                                     ----------------
                                                                                                     ----------------

Net asset value per share.............................................................               $         221.94
                                                                                                     ----------------
                                                                                                     ----------------

Redemption price per share............................................................               $         220.83
                                                                                                     ----------------
                                                                                                     ----------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,496)..................................               $        189,067
Interest..............................................................................                         41,475
                                                                                                     ----------------
     Total investment income..........................................................                        230,542
                                                                                                     ----------------


EXPENSES:

Investment advisory fees..............................................................                        445,023
Administrative fees...................................................................                         35,143
Custodian fees........................................................................                         24,198
Transfer agent fees...................................................................                         19,990
Registration fees.....................................................................                         19,314
Director fees.........................................................................                         10,716
Miscellaneous fees....................................................................                         15,113
                                                                                                     ----------------
     Total expenses...................................................................                        569,497
                                                                                                     ----------------


Net investment loss...................................................................                       (338,955)
                                                                                                     ----------------



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments......................................................                      4,828,996
Net change in unrealized appreciation on investments..................................                     (2,486,709)
                                                                                                     ----------------
Net gain on investments...............................................................                      2,342,287
                                                                                                     ----------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................               $      2,003,332
                                                                                                     ----------------
                                                                                                     ----------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

-------------------------------------------------------------------------------

                                                                            FOR THE  SIX MONTHS        FOR THE YEAR
                                                                            ENDED JUNE 30, 1999            ENDED
                                                                                (UNAUDITED)          DECEMBER 31, 1998
                                                                                -----------          -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment loss.............................................            $        (338,955)       $       (524,172)
Net realized gain on investments................................                    4,828,996               2,427,262
Net change in unrealized appreciation
  on investments................................................                   (2,486,709)             10,121,250
                                                                            -----------------        ----------------
     Net increase in net assets
       from operations..........................................                    2,003,332              12,024,340
                                                                            -----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gain on investments................................                            -              (2,348,801)
                                                                            -----------------        ----------------

FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold.......................................                   16,166,131               7,663,593
Shares issued to shareholders
     in reinvestment of distributions...........................                            -               2,268,863
Cost of redemptions.............................................                   (2,745,444)             (5,159,672)
                                                                            ------------------       -----------------
     Net increase in net assets from Fund
       share transactions.......................................                   13,420,687               4,772,784
                                                                            -----------------        ----------------
Net increase in net assets......................................                   15,424,019              14,448,323
                                                                            -----------------        ----------------
                                                                            -----------------        ----------------

NET ASSETS:

Beginning of period.............................................                   50,649,729              36,201,406
                                                                            -----------------        ----------------
End of period...................................................            $      66,073,748        $     50,649,729
                                                                            -----------------        ----------------
                                                                            -----------------        ----------------



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)

-------------------------------------------------------------------------------

                                                             FOR THE
                                                            SIX MONTHS           FOR THE           FOR THE
                                                              ENDED               YEAR               YEAR
                                                           JUNE 30, 1999         ENDED               ENDED
                                                           (UNAUDITED)     DECEMBER 31, 1998   DECEMBER 31, 1997
                                                           -----------     -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period...............        $    213.59        $    168.71         $    152.65
                                                           -----------        -----------         -----------
    Net investment loss............................             (1.14)              (2.21)             (1.87)
    Net realized and unrealized gain on
        investments................................               9.49              57.80               38.53
                                                           -----------        -----------         -----------
Net increase from investment operations............               8.35              55.59               36.66
Distributions to shareholders from net
    realized gains on investments..................                  -             (10.71)             (20.60)
                                                           -----------        -----------         -----------


Net asset value, end of period.....................        $    221.94        $    213.59         $    168.71
                                                           -----------        -----------         -----------
                                                           -----------        -----------         -----------

TOTAL INVESTMENT RETURN (a)........................               3.91%             33.30%              24.69%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets............               1.92%(b)           1.94%               2.13%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............              -                      -                0.02%
Ratio of net investment loss to
    average net assets.............................              (1.14)%(b)         (1.26)%             (1.35)%
Portfolio turnover ................................                 18%                34%                 79%
Net assets, end of period (in thousands) ..........       $     66,074       $     50,650        $   36,201

-------------------------------------------------------------------------------


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

The chart above reflects the unaudited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

-------------------------------------------------------------------------------

                                                              FOR THE             FOR THE             PERIOD
                                                               YEAR                YEAR        FEBRUARY 28, 1994*
                                                               ENDED               ENDED            THROUGH
                                                         DECEMBER 31, 1996  DECEMBER 31, 1995  DECEMBER 31, 1994
                                                         -----------------  -----------------  ------------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period...............        $    125.94        $    101.06         $    100.00
                                                           -----------        -----------         -----------
    Net investment loss............................             (1.81)              (1.15)             (0.48)
    Net realized and unrealized gain on
        investments................................              40.17              29.19                1.54
                                                           -----------        -----------         -----------
Net increase from investment operations............              38.36              28.04                1.06
Distributions to shareholders from net
    realized gains on investments..................            (11.65)              (3.16)                  -
                                                           -----------        ------------        -----------

Net asset value, end of period.....................        $    152.65        $    125.94         $    101.06
                                                           -----------        -----------         -----------
                                                           -----------        -----------         -----------

TOTAL INVESTMENT RETURN (a)........................              30.64%             27.73%               1.06%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets............               2.50%              2.50%               2.50%(b)
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............               0.28%              1.32%              10.20%(b)(c)

Ratio of net investment loss to
    average net assets.............................              (1.51)%            (1.36)%             (1.25)%(b)

Portfolio turnover ................................                 76%                76%                  9%
Net assets, end of period (in thousands) ..........         $   19,829         $   10,789            $  3,109

-------------------------------------------------------------------------------

     *Commencement of investment operations.

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

(c)  Includes organization expenses paid by Adviser.

The chart above reflects the unaudited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------


1.  ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------


SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund at any time may demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and, at the same time, will earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the six months ended June 30, 1999.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the six months ended June 30, 1999, the Fund did not make any distributions to shareholders.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Services Advisory Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $51,940 for the six months ended June 30, 1999.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 1999, the Adviser's affiliate earned $47,718 in commissions as broker on trades of portfolio securities.

One director of the Adviser is also a director of the Fund. Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves. For the six months ended June 30, 1999, the Fund has paid a total of $10,000 to the directors for their services.

4.  ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.  INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the period ended June 30, 1999 were $23,528,638 and $10,520,944, respectively. As of June 30, 1999, unrealized appreciation and depreciation for Federal income tax purposes was $14,595,296 and $524,111, respectively. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $52,090,747.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------


6.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30,1999 and the year ended December 31, 1998, transactions in shares were as follows:

                                          SIX MONTHS ENDED JUNE 30, 1999              YEAR ENDED DECEMBER  31, 1998

                                            SHARES              AMOUNT                   SHARES             AMOUNT
                                            -------             ------                   ------             ------
    Sold.........................            73,133         $  16,166,131                38,725         $   7,663,593
    Reinvested...................                 -                     -                11,095             2,268,863

    Redeemed.....................           (12,553)           (2,745,444)              (27,270)           (5,159,672)
                                      -------------         -------------         -------------           -----------
    Net increase.................            60,580         $  13,420,687                22,550         $   4,772,784
                                      -------------         -------------         -------------           -----------
                                      -------------         -------------         -------------           -----------

7.  BENEFICIAL INTEREST

At June 30, 1999, no shareholder owned more than 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9.  YEAR 2000 READINESS

The services provided to the Fund by the Adviser, Administrator, Transfer Agent and Custodian depend on the continued functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. The Fund could be adversely affected if its service providers' computer systems cannot make this distinction. The Adviser has made inquiries, on behalf of the Fund, of the Administrator, Transfer Agent and Custodian regarding whether they expect to have their computer systems adjusted for the year 2000 transition. The Adviser has been informed that all of these service providers expect that their systems will be Year 2000 compliant prior to that time. Furthermore, the Adviser expects that its systems will be Year 2000 compliant prior to that time. The value of the securities of the companies and other entities in which the Fund invests could also be adversely affected by the "Year 2000 Problem," which could hurt the Fund's investment return.

10.  SUBSEQUENT EVENTS

During July 1999, the Fund's auditors, Lopez Edwards Frank & Co., LLP, merged with and into M.R.Weiser & Co., LLP which will remain as the surviving company.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022

-------------------------------------------------------------------------------


DIRECTORS AND OFFICERS
----------------------
Marilyn G. Breslow                  President and Director
John C. Russell                     Vice President and Director
June Eichbaum                       Director
William Talcott May                 Director
Thomas R. LeViness                  Director
David J. Winkler                    Director
Susan G. Leber                      Treasurer
Lisa D. Levey                       Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
--------------------
M.R.Weiser & Co., LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
-------------
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY  10022-9998

-------------------------------------------------------------------------------
THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION
OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT
SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.